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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-119945) of Behringer Harvard REIT I, Inc. of our reports dated March 30, 2005 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
Dallas, Texas
March 31, 2005